                                                                   EXHIBIT 10.10

                               LAKE WYMAN PLAZA

                                LEASE AGREEMENT
                                ---------------

            BOCA CORNERS, L.P., LTD., A GEORGIA LIMITED PARTNERSHIP

                                     LESSOR

                                      AND

                        TSI INTERNATIONAL SOFTWARE, LTD.
                        --------------------------------

                                     LESSEE

                     TABLE OF CONTENTS AND ESSENTIAL TERMS
                     -------------------------------------

                                                     SECTION(S)
                                                     ----------
Parties                                                        1
Premises                                                       2
Term         Floor 2nd Suite 250                         3 - 3.3
                   ---       ---
Improvements                                         Exhibit "C"
Rent                                                     4 - 4.3
Security Deposit                                               5
Use                                                      6 - 6.2
Maintenance, Repairs, Alterations                        7 - 7.3
Insurance; Indemnity                                     8 - 8.8
Damage or Destruction                                    9 - 9.8
Property Taxes                                         10 - 10.3
Utilities                                                     11
Assignment and Subletting                              12 - 12.5
Default, Late Charges                                  13 - 13.4
Condemnation                                                  14
Estoppel Certificate                                          15
Lessor's Liability                                            16
Severability                                                  17
Interest on Past Due Obligations:                             18
Time of Essence                                               19
Additional Rent                                               20
Incorporation of Prior Assignments; Amendments                21
Notices                                                       22
Waivers                                                       23
Recording                                                     24
Holding Over                                                  25
Cumulative Remedies                                           26
Covenants and Conditions                                      27
Binding Effect; Choice of Law                                 28

                     TABLE OF CONTENTS AND ESSENTIAL TERMS
                     -------------------------------------

                                  (Continued)


                                                     SECTION(S)
                                                     ----------
Subordination
Attorney's Fees                                           29
Lessor's Access                                           30
Auctions                                                  31
Signs                                                     32
Merger                                                    33
Consents                                                  34
Guarantor                                                 35
Quiet Possession                                          36
Rules and Regulations                                     37
Security Measure                                          38
Easements                                                 39
Authority                                                 40
Rider                                                     41

EXHIBIT "A" Description of Premises
EXHIBIT "B" Legal Description of Building
EXHIBIT "C" Work Letter
EXHIBIT "D" Building Operating Expenses Estimate
EXHIBIT "E" Rules and Regulations
EXHIBIT "F" Commencement Letter Agreement

                             STANDARD OFFICE LEASE
                             ---------------------

1. PARTIES. This lease, dated, for reference purposes only, July 1, 1996, is made by and between BOCA CORNERS L.P., LTD., a Georgia limited partnership (herein called "Lessor") and TSI INTERNATIONAL SOFTWARE, LTD (herein called "Lessee").

2. PREMISES. Lessor leases to Lessee and Lessee hereby leases for Lessor, for the term, at the rental, and upon all of the conditions set forth herein, those certain premises substantially as shown on the floor plan attached hereto as Exhibit "A" (herein called the "Premises"), on Floor 2, in Suite 250, in the office building (herein called the "Building") known as Lake Wyman Plaza, located at 2424 North Federal Highway, Boca Raton, Florida 33431.

3.   TERM.

     3.1 TERM. The term of this Lease shall be for sixty (60) months commencing on December 1, 1996 ("Commencement Date") and ending on November 30, 2001 ("Termination Date") unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee.

     3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.   RENT.

     4.1 BASIC MONTHLY RENT. Lessee shall pay to Lessor, as initial Basic Monthly Rent for the Premises, monthly payments of $9,642.50 each, plus applicable sales tax as provided in paragraph 4.3(g), in advance, on the first day of each month of the term hereof, subject to adjustments as provided in paragraphs 4.2 and 4.3. Lessee shall pay to Lessor upon execution hereof the sum of $15,849.10 as rent for the first month of the term hereof. Rent for any period during the term hereof which is less than one month shall be a pro rata portion of the monthly payment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or at such other persons or at such other places as Lessor may designate in writing.

     4.2 ANNUAL ADJUSTMENT. The Base Monthly shall be a minimum rental for the initial term of this lease. Subsequent to the commencement of the second Lease Year and subsequent to the commencement of each Lease Year thereafter, the Base Monthly Rent shall be increased by an amount equal to four percent (4%) per annum. Accordingly, the Base Monthly Rent due for the second Lease Year and for each Lease Year thereafter shall equal to one hundred four percent (104%) of the Base Monthly Rent prevailing hereunder for the Lease Year immediately preceding the increase. Each "Lease Year" shall consist of each period of twelve (12) month subsequent to the Commencement Date.

     4.3  BUILDING EXPENSE ADJUSTMENTS.

          (a) Lessee agrees to pay as additional rent for the Lessee's proportionate share of all Building Expenses as hereinafter defined, incurred by Lessor in the operation and maintenance of the Building and appurtenances thereto. Such additional rent shall be payable in equal monthly installments so as to escrow Lessee's proportionate share during each calendar year during the term of this Lease. Lessee's proportionate shall be 5.1%.

          (b) Prior to the commencement of the Lease term and of each calendar year thereafter, Lessor shall use best efforts to provide Lessee a written estimate of Building Expenses and Lessee's proportionate share thereof for the ensuing year or portion thereof. If, during the course of any year, it appears that Lessor's estimate of Building Expenses was insufficient, Lessor may revise its written estimate. Lessee shall pay the then current estimated amount to Lessor as additional rent, in equal monthly installments, in advance. Within one hundred twenty (120) days after the end of each calendar year, Lessor shall furnish to Lessee a statement showing in reasonable detail the actual Building Expenses incurred by Lessor during such period, and the parties, shall within thirty (30) days thereafter make any payment or allowance necessary to adjust Lessee's estimated payments to Lessee's actual proportionate share required by such annual payment. Any amount due to Lessee shall be credited against installments next coming due under this paragraph 4.

          (c) The term "Building Expenses" as used herein shall include all costs of operation and maintenance of the Building and appurtenances thereto, as determined by generally accepted accounting practices consistently applied, and shall include the following costs by way of illustration but not limitation:

              (1) salaries, wages, medical, surgical, union and general welfare benefits (including, without limitation, group life insurance) and pension payments of employees of Lessor and/or its agent(s) engaged in the repair, operation and maintenance of the Building; (2) payroll taxes, workmen's compensation, uniforms and related expenses for employees; (3) the cost of all charges for gas, electricity, heat, ventilation, air conditioning, water, sewer, garbage collection, and other utilities furnished to the Building (including, without limitation, the common areas thereof), together with any taxes on such utilities; (4) the cost of painting; (5) the cost of all charges for rent, casualty, liability and all other types of insurance provided by Lessor and relating to the Building and the maintenance or operation thereof; (6) the cost or rental of all supplies (including, without limitation, cleaning supplies), tools, materials and equipment, and sales and other taxes thereon; (7) depreciation of hand tools and other movable equipment used in the repair, maintenance, or operation of the Building; (8) the cost of all charges for window and other cleaning and janitorial and security services; (9) amounts charged to Lessor by contractors for services, materials and supplies furnished in connection with the operation, maintenance or repair of any part of the Building or the heating, air conditioning, ventilating, plumbing, electrical, elevator, and other system in the Building; (10) repairs and replacements to the Building or any portions thereof made by the Lessor at its expense; (11) alterations and improvements to the Building made by reason of laws and requirement of any public authorities or the requirements of insurance bodies;
(12) management fees; (13) the cost of any capital improvements to the building or of any machinery or equipment installed in the Building which is made or becomes operational, as the case may be, and which has the effect of reducing the expenses which otherwise would be included in the Building Expenses, to the extent of the lessor of: (i) such cost, amortized over the useful life of the improvements, machinery or equipment (as reasonably estimated by Lessor), or
(ii) the amount of each reduction in the Building Expenses; (14) reasonable legal, accounting and other professional fees incurred in connection with the operation, maintenance, and management of the Building; (15) refurbishing, repainting, recarpeting or redecorating any portion if the Building; (16) taxes, as hereinafter defined; and (17) all other charges allocable to the repair, operation, and maintenance of the Building in accordance with generally accepted accounting principles.

          The term "Taxes" as referred to in Subparagraph 4.3(d)(p) above, shall mean the aggregate amount for which the Building, and all land or real property owned by Lessor underlying the Building or adjacent thereto and used in connection with the operation of the Building are assessed by the County or any city or municipal or other governmental body having jurisdiction for the purpose of imposition of real estate taxes, and any expenses incurred by Lessor in contesting such taxes or assessments of the assessed value of the Building. Any special or other assessment or levy which is imposed upon the Building shall be added to the amount so determined and shall be deemed to be included within the term "Taxes" for the purpose hereof. If at any time during this Lease, the methods of taxation prevailing on the date hereof shall be altered, such additional or substitute tax, assessment, levy, imposition, or charge, shall be deemed to be included within the term "Taxes" for the purpose hereof.

          Notwithstanding the above, the following are excluded for the definition of Building Expenses: depreciation (except as provided above); interest on and amortization of debts; improvements made for new lessees' of the Building; refinancing costs; the cost of any work or services performed for nay lessee of the Building, to the extent that such work or service is separately reimbursed; the cost of any repair or replacement (other than those described above) which would be required to be capitalized under generally accepted accounting principles, unless such cost may be, under said principles, amortized over a period of not more than ten (10) years, in which event a proportionate part of such costs may be included each year in Building Expenses over the useful life (as reasonably estimated by Lessor) of such repair and replacement.

          Notwithstanding any provision in this Lease to the contrary, the Building Expenses which have a direct relationship to occupancy, shall be determined as though the Building were at an occupancy rate of one hundred percent (100%).

          (d) Annual and other determinations of Building Expenses hereunder shall be made reasonably and in good faith by Lessor. In the event of any dispute as to the amount thereof. Lessee shall have the right after reasonable notice and at reasonable times to inspect Lessor's accounting in any calendar year. Such inspection will be conducted where Lessor maintains Building Expense records Lessee shall not have the right to inspect at any time Lessee is in default of any of the terms of the Lease. Inspection rights shall only pertain to the Lessee and not any subtenants or assignees. If, after such inspection, Lessee still disputes the Lessor's determination, certification as to the proper amount shall be made by Lessor's independent certified public accountant, and such certification shall be final and conclusive. Lessee agrees to pay the cost of such certification unless it is determined that Lessor's original determination was in error to Lessee's disadvantage by more than five percent (5%). Lessee agrees that the payment of any disputed sum and, if applicable, the deposit of the estimated cost of certification, shall be conditions precedent to the initiation of the foregoing procedure.

          (e) The Basic Monthly Rent, and other amounts required to be paid by Lessee hereunder, are sometimes collectively referred to as, and shall constitute, "rent".

          (f) In addition to Base Monthly Rent, as adjusted and with all additions thereto, Lessee shall pay all sales, use occupancy or other taxes levied by the State of Florida, or any other governmental jurisdiction having authority for the privilege of leasing or occupying the premises.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $16,683.23 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of the any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore the said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be in a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) within thirty (30) days of the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

     6. USE. The Premises shall be used and occupied only for professional or business purposes. Only Lessee may conduct business from the Premises subject to the requirements of paragraph 12 hereof.

     6.1 COMPLIANCE WITH LAW. Lessee shall, at Lessee's expense, comply promptly with all applicable statues, ordinances, rules regulations, orders, covenants, and restrictions, and requirements in effect during the term of any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use or permit the uses of the Premises in any manner that will tend to create waste or a nuisance or to disturb other tenants in the Building.

     6.2 CONDITION OF PREMISES. Lessee hereby accepts the Premises in their condition existing as of the lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to Exhibit "C" attached hereto and subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions, and accepts this Lease subject thereto and to all matters disclosed thereby and any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.   MAINTENANCE, REPAIRS AND ALTERATIONS.

     7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of paragraphs 6, 7.2 and 9 and except for damage caused by any negligent or intentional act or admission of Lessee, Lessee's agents, employees or invitees (in which event lessee shall repair the damage), Lessor, at Lessor's expense shall keep in good order, condition and repair the structural parts of the Building, which structural parts include only the foundations, bearing and exterior walls, subflooring, roof, unexposed electrical, plumbing and sewage systems, including those portions of the said systems lying outside the Premises, window frames, gutters, and downspouts on the Building, and heating, ventilating and air conditioning systems servicing the Premises.

     7.2  LESSEE'S OBLIGATIONS.

          (a) Subject to the provisions of paragraphs 6, 7.1 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof, including, without limiting the generality of the foregoing, all of Lessee's personal property, fixtures, signs, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass and skylights located within the Premises. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the premises in good order, condition and repair.

          (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph under this Lease. Lessor may at Lessor's option enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with the Lessee's next rental installment.

          (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, and plumbing in the Premises

     7.3  ALTERATIONS ADDITIONS.

          (a) Lessee shall not without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations, in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utilities Installation at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanics or materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions, or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

          (b) Any alterations, improvements, additions or Utility Installation in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishings of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all condition of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any construction lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to record a Memorandum of Lease in the public records as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a security bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and cost in participating in such action if Lessor shall decide it is to its best interest to do so.

          (d) Unless Lessor requires their removal, as set forth in paragraph 7.3(a). All alterations, improvements, additions and Utilities Installations (whether or not such Utilities Installation constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this paragraph 7.3(d) Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2(c)

8.   INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE - LESSEE. Lessee shall, at lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such Insurance shall be in the amount not less than 1,000,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of the paragraph 8. The limits of said insurance shall not however, limit the liability of Lessee hereunder.

     8.2 LIABILITY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $1,000,000 per occurrence.

     8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage, to the Premises (but not Lessee's fixtures, equipment or tenant improvements) in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk" as such term is used in the insurance industry) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance cost for such period.

     8.4  PAYMENT OF PREMIUM INCREASE.

          (a) Lessee shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage of any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the local, state or national Fire Rating Bureau or any other organization performing a similar function. Notwithstanding any other provision to the contrary in this paragraph 8, Lessee shall promptly upon demand reimburse Lessor for the full amount of any additional premium charged for such policy by reason of Lessee's failure to comply with the provisions of this paragraph, it being understood that such demand and payment for reimbursement shall not be Lessor's exclusive remedy.

          (b) Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement on the amount of such increase attributable to the Premises and showing in reasonable detail, the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

          (c) Lessee shall not be responsible for paying any increase in the property insurance premium caused by the acts or omissions of any other tenant of the Building.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modifications except after thirty (30) days prior written notice to Lessor.

Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in paragraph 8.3. Lessee agrees to name Lessor as an additional insured on all policies necessary under paragraph 8.1, 8.2, and 8.3.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.7 INDEMNITY. Unless due to Lessor's negligence or willful misconduct, Lessee shall indemnify and hold Lessor harmless from and against any and all claims arising from Lessee's use of the premises or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold Lessor harmless from and against any claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action of proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee waives all claims in respect thereof against Lessor.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injuries caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises, upon other portions of the Building, or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Lessee. Lessor shall not be liable for damages arising from any act or neglect of any other tenant of the Building.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (A) "Premises Partial Damage" shall herein mean damage or destruction in the Premises to the extent that the cost of repair is less than 25% of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction of the Building to the extent that the cost of repair is less than 25% of the fair market value of the Building as a whole immediately prior to such damage or destruction.

          (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 25% or more of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the Building to the extent that the cost of repair is 25% or more of the fair market value of the Building as a whole immediately prior to such damage or destruction.

          (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

     9.2 PARTIAL DAMAGE - INSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an insured loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this lease shall continue in full force and effect.

     9.3 PARTIAL DAMAGE - UNINSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense). Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last twelve (12) months of the initial term of this Lease, or any extension or renewals thereof there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

     9.6  ABATEMENT OF RENT LESSEE'S REMEDIES.

          (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provision of this paragraph 9, the rent payable hereunder for the period during which damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessee shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.8 WAIVER. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAX. Lessor shall pay as part of Building Expenses, the real property tax, as defined in paragraph 10.3, applicable to the Premises.

     10.2 ADDITIONAL IMPROVEMENTS. Notwithstanding paragraph 10.1 hereof, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax" or (ii) the nature of which was hereinbefore included within the definition of "real property tax."

     10.4  PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises. All such charges not separately metered shall be a Building Expense.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSORS CONSENT REQUIRED. Lessee shall not voluntarily or involuntarily assign, sublet, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises without obtaining the prior written consent of Lessor, which consent shall not be unreasonably withheld, and any such attempted assignment, subletting, mortgage or other encumbrance with such consent shall be null and void and of no effect. It shall not be unreasonable for Lessor to withhold its consent in order to exercise its rights set forth in paragraph 12.4.

     12.2 NO RELEASE OF LESSEE. No permitted assignment, subletting, mortgage or other encumbrance of Lessee's interest in this Lease shall relieve Lessee of its obligation to pay the rent and to perform all of the other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease or be a consent to any subletting, assignment, mortgage or other encumbrance. Consent to one sublease, assignment, mortgage other encumbrance shall not be deemed to constitute consent to any subsequent attempted subletting, assignment, mortgage or other encumbrance.

     12.3 SUBMISSION TO LESSOR. If Lessee desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Lessor of its desire to do so and shall submit it in writing to Lessor (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignees business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such financial information as Lessor may reasonably request concerning the proposed subtenant or assignee.

     21.4 LESSOR'S ELECTION TO RECAPTURE. At any time within thirty (30) days after Lessor's receipt of the information specified in paragraph 12.3 above, Lessor may by written notice to Lessee elect (i) to sublease the Premises or the portion thereof so proposed to be subleased by Lessee, or to take an assignment of Lessee's leasehold estate hereunder, or such part thereof as shall be specified in the said notice, on the same terms stated in this Lease and in turn sublease or assign to the proposed subtenant of assignee on the same terms as those offered by Lessee to the proposed subtenant or assignee, as the case may be; or (ii) to terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder; provided, however, that if the proposed sublease will cover less than one-half of the area of the Premises covered by this Lease, will have a term (including all options to renew or extend the same) of less than two years, and will terminate more than two years prior to the expiration date of this Lease, then Lessor shall not be entitled to exercise option (ii) above, but may exercise option (i). If Lessor does not exercise any option set forth in this paragraph 12.4 within the said thirty (30) day period, Lessee may thereafter within ninety (90) days after the expiration of said thirty (30) day period enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Lessee to Lessor pursuant to paragraph 12.3 above, subject, however, in each instance, to Lessor's consent, which shall not unreasonably be withheld as set forth in paragraph 12.1 above.

     12.5 OTHER PROVISIONS. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation hereof shall not work a merger, and shall at the option of Lessor, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Lessor of such subleases or subtenancies. If Lessee is a corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed an assignment within the meaning of this Paragraph
12. Lessee agrees to reimburse Lessor for Lessor's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Lessee's interest in and to the Premises.

13. DEFAULT. In the event that Lessee defaults in the payment of any rent due hereunder or in any other obligations under this Lease, and fails to cure such default within (5) days after notice thereof, Lessor may accelerate all rent due hereunder and may also, at its option, proceed with any and all of its remedies provided by this Lease, including, but not limited to, the removal of the tenant from the Premises. Lessee shall vacate the Premises within fifteen (15) days of notice from Lessor. Lessor may take possession of the Premises on said date and recover all rents and damages accrued or accruing hereunder. If on account of any breach or default by Lessee in its obligations under this lease, it shall become necessary for Lessor to employ legal services to enforce or defend Lessor's rights or remedies hereunder, Lessee agrees to pay any reasonable attorneys' fees thus incurred by Lessor. If Lessee files a petition in bankruptcy or be adjudicated a bankrupt, or makes an assignment for the benefit of creditors or takes advantage of any insolvency act, Lessor may, at its option at any time thereafter, terminate this Lease upon giving Lessee fifteen (15) days notice of Lessor's intention to do so, and this Lease shall then expire and end on that date fixed in such notice as if said date were the date originally fixed in this Lease for the expiration hereof. If the Premises shall be vacated or abandoned, or in the event of a default by Lessee, for any cause whatsoever, Lessee shall, nevertheless, remain and continue liable to Lessor in a sum equal to all fixed and additional rent herein reserved for the balance of the term herein originally granted; and Lessor may re-enter the Premises using such reasonable force for that purpose as may be necessary without being liable to any prosecution for said re-entry or the use of such force, and Lessor may repair or alter the Premises in such manner as Lessor may deem necessary or advisable, or relet the Premises or any or all parts thereof for the whole or any part of the remainder of the original term hereof or for a longer period, in Lessor's name, or as the agent of Lessee, and out of any rent so collected or received. Lessor shall first pay to itself the expense and cost of retaking, repossessing, repairing, or altering the Premises (including court costs and legal fees) and the expense of removing all persons and property therefrom, and, second, pay to itself any cost or expense sustained in securing any new tenant or tenants, and, third, pay to itself any balance remaining on account of the liability of Lessee to Lessor for the sum equal to the rents reserved herein and then unpaid by Lessee for the remainder of the term originally herein demised. Any entry or re-entry by Lessor, whether had or taken under summary proceedings or otherwise shall not absolve or discharge Lessee from liability hereunder.

     Should any rent so collected by Lessor after the payments aforesaid be insufficient to pay to Lessor a sum equal to all fixed and additional rent herein reserved, the balance or deficiency shall be paid by Lessee and Lessee shall be and remain liable for any such deficiency.

     Suit or suits for the recovery of any such deficiency or damages, or for a sum equal to any installment or installments of rent or additional rent payable hereunder, may be brought by Lessor from time to time at Lessor's election.

     In the event of a breach or a threatened breach by Lessee of any of the terms, covenants or conditions hereof, Lessor shall have the right of injunction to restrain the same and the right to invoke any removal allowed by law or in equity, as if specific remedies, indemnify or reimbursement where not herein provided for.

     The rights and remedies given to Lessor in this Lease are distinct, separate and cumulative remedies and no one of them, whether or not exercised by Lessor, shall be deemed to be in exclusion of any of the others herein by law or equity provided.

     The receipt of rent by Lessor with knowledge of any breach of this Lease by Lessee or of any default on the part of Lessee in the observance or performance of any of the terms, covenants, or conditions of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

     No receipt of monies by Lessor from Lessee shall reinstate, continue or extend the term hereof, or affect any notice theretofore given to Lessee, or operate as a waiver of the right of Lessor to enforce the payment of fixed or additional rent or other charges then due or thereafter falling due or operate as a waiver of the right of Lessor to recover possession of the premises by proper suit, action, proceedings or remedy; it being agreed that, after the service of notice of default, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of the Premises, Lessor may demand, receive, and collect any monies then due, or thereafter becoming due, without in any manner affecting such notice, proceeding, suit, action, order, warrant or judgment and any and all such monies so collected shall be deemed to be payments on account for the use and occupation of the Premises, or at the election of Lessor, on account of Lessee's liability hereunder. Acceptance of the keys to the premises, or any similar act, by Lessor, or any agent or employee, during the term hereof, shall not be deemed to be an acceptance of a surrender of the Premises unless Lessor shall consent thereto in writing.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Premises is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  ESTOPPEL CERTIFICATE.

     (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

     (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statement of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein names (and in case of any subsequent transfers than the grantor) shall be relieved from and after the date of such transfer of all liability as respects to Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligation contained in this Lease to be performed by Lessor shall, subject to the aforesaid, be binding on Lessor's successor and assigns, only during their respective periods of ownership.

17. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way effect the validity of any other provision hereof.

18. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

19.  TIME OF ESSENCE.  Time is of the essence.

20. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

21. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to such matter shall be effective. This Lease shall be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither Lessor nor any employees or agents of any of Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act (OSHA), the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

22. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties as the case may be. Either party may by notice to the other specify a different address for notice purposes accept that upon Lessee's taking possession of the Premises the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

23. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provisions hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's acknowledge of such preceding breach at the time of acceptance of such rent.

24. RECORDING. Lessee shall, upon request of Lessor, execute, acknowledge and deliver to Lessor a "short form" memorandum of this Lease for recording purposes. Unless requested by Lessor, neither this Lease nor a "short form" hereof shall be recorded. If Lease or "short form" is recorded, other than, by the request of Lessor, such action would be considered a material default of the Lease.

25. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy at sufferance. Except as set forth in this paragraph to the contrary, all the provisions of this Lease pertaining to the obligations of Lessee shall apply to the Tenant during its occupancy at sufferance. All options and rights of first refusal, if any, granted to Lessee under the terms of this Lease shall be deemed terminated and be of no further effect during said tenancy at sufferance, Base Monthly Rent during the tenancy at sufferance shall be one and one-half times the Base Monthly Rent for the last month during which the Lease was in effect. The Tenant shall vacate the Premises upon written demand by Lessor.

26. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

28. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located, in the value of Palm Beach County.

29.  SUBORDINATION.

     (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises, as set forth in Section 37 of this Lease, shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease subordinate to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed subordinate to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease subordinate to the lien of any mortgage deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 29(b).

30. ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

31. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

32. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33. SIGNS. Lessee shall not place any sign upon the Premises. The Lessee shall be listed in the Building Directory and shall utilize the standard building sign at the designated area at or near the entry to its premises. All signs must be approved by Lessor.

34. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof or a termination by Lessor shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

35. CONSENTS. Except for paragraph 32 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

36. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

37. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder. Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

38. RULES AND REGULATIONS. Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the Building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the Building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

39. SECURITY MEASURES. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

40. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

41. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

Lessor's Address:                   Lessor:

    2424 N. Federal Highway         BOCA CORNERS L.P., LTD.,a Georgia
    Suite 160                       limited partnership
    Boca Ration, Florida 33431
                                    By:   Peterson Management Company, Inc.,
                                          a Georgia corporation and authorized
Witness:/s/ Jamie Peterson                agent of the sole general partner of
        ----------------------            Boca Corners L.P., Ltd.

Witness:                            By: /s/ James B. Peterson, Vice President
        ----------------------          --------------------------------------

Lessee's Address:                        Lessee:

      2424 N. Federal Highway            TSI INTERNATIONAL SOFTWARE, LTD.
      Suite 250
      Boca Raton, Florida 33431          By:/s/ Ira Gerard
                                            ---------------------------

                                         Title:
Witness:/s/ Valerie Schreck                    ------------------------
        -----------------------
                                         Date:
Witness:                                       ------------------------
        -----------------------

                                     RIDER
                                     -----

                         To the Lease Agreement between

                            Boca Corners, L.P., Ltd.

                    a Georgia Limited Partnership, as Lessor

                                      and

                  TSI INTERNATIONAL SOFTWARE, LTD., as Lessee

                        made this 1st day of July, 1996

Insofar as the following Rider conflicts with any of the provisions of the Lease, the following shall control:

1.   PREMISES.
     ---------

     8,265 Rentable Square Feet

2.   TERM.
     -----

     Lessor shall, not later than thirty (30) days after Lessee takes possession of the Premises, prepare and deliver to Lessee an agreement (hereinafter the "Commencement Date Agreement") which shall fix the date upon which the term commenced, the date upon which the obligation to pay Rent and Additional Rent commenced and the date which the Lease Term shall expire. Provided Lessee agrees with the information contained in the Commencement Date Agreement, it shall properly execute and return said agreement to Lessor. When fully executed and delivered the Commencement Date Agreement shall supersede any inconsistent terms contained in this Lease and shall be attached to this Lease as "Exhibit F".

5.   BASE RENTAL.
     ------------

     Pursuant to paragraph 4.1 and 4.2 of the Lease Agreement, the base rental during the initial term of the lease shall be as follows:

               Months                Monthly Base Rent
               ------                -----------------

               01-12                   $ 9,642.50
               13-24                   $10,028.20
               25-36                   $10,429.33
               37-48                   $10,846.50
               49-60                   $11,280.36

     Such amounts are payable in advance.

     Landlord's Lien

     Lessee acknowledges and agrees that, in addition to any such lien provided by law, Lessor has and shall have a Landlord's lien for the rent upon the property, fixtures, and improvements of Lessee upon, brought upon, and/or found upon the Premises, and said landlord's lien shall be and remain in full force and effect continuously and uninterruptedly throughout the term of the Lease, including options, extensions and renewals thereof, and any such landlord's lien has been, is and shall at all times be superior to any claim that any person or entity whatsoever had or has on the Premises and any fixtures, property, and/or improvements located on or about the Premises, but specifically excluding an existing lien in favor of the Bank of New York or any subsequent bank lender to Lessee, which loan document pertaining to the lien has been provided to Lessor. Lessor shall have no lien rights on any intellectual property of Lessee.

     In addition to the rent, Lessee agrees to pay Lessor all appropriate sales and other taxes as referred to in Paragraph 4.3(g) of the Lease Agreement.

     The base rental payments are due without deduction or set off, in advance on the first day of each month throughout the term of this Lease. The aforesaid payments of rent are to be made to Lessor at:

            Peterson Management Company
            P.O. Box 102228
            Atlanta, Georgia 30368-0228

6.   BUILDING EXPENSES.
     ------------------

     A. During the calendar year 1996, Lessee acknowledges that Building Expenses as referred to in paragraph 4.3 of the Lease are estimated at $7.80 per square foot plus applicable tax. Lessee agrees to pay Building Expenses plus tax on the first of each month beginning on the Lease Commencement Date.

     B. Lessee acknowledges that all provisions of Paragraph 4.3 of the Lease Agreement shall survive the expiration or earlier termination of this Lease Agreement.

7.   SERVICES.
     ---------

     A. Lessor shall furnish the following services without charge, during reasonable hours (7:00 a.m. to 7:00 p.m. Monday through Saturday inclusive) on normal business days, except National Holidays observed by Lessor: (i) elevator service; (ii) common use of restrooms and toilets; (iii) cleaning services within both the Premises and the Building which notwithstanding (A) above need not be performed during business hours or on Saturday and (iv) air conditioning in Lessor's judgment sufficient to reasonably cool or heat premises. Lessee acknowledges there may be occasional short term power interruptions and other events that may cause temporary loss of air conditioning. Air conditioning will be made available to the Premises on Sundays or Holidays at an additional charge, with twenty-four (24) hours proper notice.

     B. Lessor shall also furnish electric current on Premises for lighting and for business machinery only (e.g., typewriters, computers, word processors, photocopiers, kitchen appliances and other small office equipment) using 110 volt, 20 AMP circuits, except as provided in Exhibit "C'. Lessee will not use any electrical equipment which in Lessor's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in Building. Lessee will not, without Lessor's prior written consent in each instance (which shall not be unreasonably withheld) connect any additional items to

          Building's electrical distribution system, or make any alteration or addition to such system. Should Lessor grant such consent, all additional circuits or equipment required thereof shall be provided by Lessor and the reasonable cost of installation and use thereof shall be paid by Lessee upon Lessor's demand.

     C. If Lessee uses any of the services or electric current enumerated in this Paragraph in an amount or for a period in excess of that provided for herein, then Lessor reserves the right to charge Lessee as additional rent a reasonable sum as reimbursement for the direct cost of such added services. In the event of disagreement as to reasonableness of such charge, the opinion of the appropriate local utility company or a local independent professional engineer shall prevail.

     D. Except for Lessor's negligence or willful misconduct, Lessor shall in no way be liable for cessation of any of the above services caused by strike, accident or breakdown, nor shall Lessor be liable for damages from the stopping of elevators or elevator service, or any of the fixtures or equipment in Building being out of repair, or for injury to person or property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning system, elevators or water apparatus, or for any damages arising out of failure to furnish the services enumerated in this Paragraph 7.

     E. Notwithstanding anything in the contrary in subparagraph 4.3 of the Lease Agreement, Lessor shall have the right, at any time, to install an electrical metering device to monitor electrical consumption on the Premises. Lessor's right to install a metering device pursuant to this subparagraph 7(E) shall be in addition to Lessor's right to install such device pursuant to subparagraph 7(B) of this Lease.

     F. It is understood and agreed that any and all costs and expenses for which Lessor bills Lessee and which Lessee is liable to pay to Lessor under the provisions of this Paragraph 7 shall be deemed to be additional Rent due from Lessee, and any default in the payment thereof will entitle Lessor to all remedies provided for herein or at law or in equity on account of Lessee's failure to pay rent.

8.   CANCELLATION OPTION.
     --------------------

     Lessee shall have the option to cancel the Lease at the end of the third or fourth Lease Year upon giving Lessor notice of at least one hundred eighty
     (180) days prior to the end of such Lease Years.

9.   CANCELLATION PENALTY.
     ---------------------

     If Lessee exercises its Cancellation Option, Lessee shall pay Lessor on the effective date of such cancellation an amount to reimburse the Lessor for the unamortized portion of leasing commissions and tenant improvements. Such amount will be amortized based upon a sixty (60) month term at ten percent (10%) interest. Such Cancellation Penalty amounts are broken down as follows:

     A.   Cancellation Penalty after the Third Lease Year:

             Reimbursement of Unamortized Tenant Improvements:       $43,572.54
             Reimbursement of Unamortized Leasing Commissions:       $21,642.69
                                                                     ----------
                                                                     $65,215.23

     B.   Cancellation Penalty after Fourth LeaseYear:

             Reimbursement of Unamortized Tenant Improvements:       $22,870.18
             Reimbursement of Unamortized Leasing Commissions:       $11,359.75
                                                                     ----------
                                                                     $34,229.93

10.  OPTION TO RENEW.
     ---------------

     Provided Lessee is not in default, Lessor will provide Lessee with one, three (3) year option to renew the Lease. Such renewal will be on the same terms and conditions of the primary lease except the base rental rate will be the greater of the then current market rate for comparable office buildings in Boca Raton or one hundred four percent (104%) above the base rental rate being paid in the last Lease Year of the primary term. The base rental rate shall increase each subsequent year during such renewal period by an amount equal to one hundred four percent (104%) of the Base Monthly Rent for the Lease Year immediately preceding the increase. Lessee must notify Lessor in writing of its intent to exercise this option at least one hundred twenty (120) days, but in no event more than one hundred eighty (180) days, prior to the expiration of the initial lease term.

11.  RIGHT OF FIRST REFUSAL.
     ----------------------

     Provided Lessee is not in default, Lessor shall provide Lessee an ongoing Right of First Refusal on any contiguous space that may become available during the term of the Lease. Upon the Lessor's intent to offer any contiguous space for lease to any prospect, Lessor shall offer to Lessee an option to expand into such space based upon the terms currently being offered for the space. Lessor shall notify Lessee, in writing, of its intent to offer such space and Lessee shall have three (3) business days from receipt of such notice to accept such premises under the terms and conditions being offered.

12.  OCCUPANCY DATE.
     --------------

     Lessee shall have full use of the premises upon the issuance of a Certificate of Occupancy ("CO"). Commencing upon such date as the "CO" is issued, Lessee shall be obligated by all terms and conditions of the Lease. Notwithstanding anything to the contrary, Lessee shall not be obligated to pay base rent as stipulated in Section 4.1 until December 1, 1996. Lessee shall be obligated to pay their proportionate share of Building Expenses upon the date the "CO" is issued.

13.  BUILDING EXPENSES.
     -----------------

     Notwithstanding anything to the contrary, Lessee shall be responsible for up to a maximum five percent (5%) per annum increase on a cumulative basis for Building Expenses, exclusive of real estate taxes and/or special assessments, insurance, and utilities, which includes waste removal. Such maximum increase shall be based upon the actual operating expenses for calendar year 1996.

14.  PARKING.
     -------

     Lessee shall have provided with parking spaces on a non-exclusive basis for its employees at no charge during the initial term of this Lease or any extensions or renewals thereof.

                                   LESSOR:

                                   Boca Corners, L.P., Ltd.
/s/ Jamie Peterson                 a Georgia Limited Partnership
----------------------------
Witness                            By:  Peterson Management Company, Inc.,
                                        a Georgia Corporation and authorized
                                        agent for the sole general partner of
                                        Boca Corners, L.P., Ltd.
----------------------------
Witness                            By:  /s/ James Peterson
                                        ----------------------------
                                        James D. Peterson
                                        Vice President

                                   LESSEE:
/s/ Valerie Schreck
----------------------------       TSI INTERNATIONAL SOFTWARE, LTD.
Witness
                                   By:  /s/ Ira Gerard
----------------------------            ----------------------------
Witness
                                   Title:  CFO
                                           -------------------------

                                  EXHIBIT "A"

                                To Lease Between

                            BOCA CORNERS L.P., LTD.,
                   a Georgia Limited Partnership, as Lessor,

                                      AND

                       TSI INTERNATIONAL SOFTWARE, LTD.,
                       ---------------------------------
                                  , as Lessee.


                            Description of Premises
                            -----------------------

                           2424 North Federal Highway
                                   Suite 250
                                         ---
                           Boca Raton, Florida 33431

                         [GRAPHIC LAYOUT OF PREMISES]

                                  EXHIBIT "B'

                                To Lease Between

                            BOCA CORNERS L.P., LTD.,
                   a Georgia Limited Partnership, as Lessor,

                                      AND

                       TSI INTERNATIONAL SOFTWARE, LTD.,
                       ---------------------------------
                                  , as Lessee.

                         Legal Description of Building
                         -----------------------------

A parcel of land in Section 17, Township 47 South, Range 43 East, Palm Beach County, Florida, described as follows:

The West 300 feet of the Northwest Quarter (N.W. 1/4) of the Northeast Quarter (N.E. 1/4) of the Southeast Quarter (S.E. 1/4) of said Section 17, less the West 10 feet of the South 466 feet thereof and together with that part of the Northeast Quarter (N.E. 1/4) of the Northwest (N.W. 1/4) of the Southeast Quarter (S.E. 1/4) of said Section 17, lying East of the East Right of Way line of U.S. Highway No. 1, less the South 466 feet thereof.

                                  EXHIBIT "C"

                                To Lease Between

                       BOCA CORNERS L.P., LTD., a Lessor,

                                      AND

                  TSI INTERNATIONAL SOFTWARE, LTD., as Lessee

                                  WORK LETTER
                                  -----------

1. Lessor, at its expense, shall complete interior improvements in general conformity substantially as shown on that certain space plan, dated
     June 11, 1996 prepared by Kravit Architectural using building standard
     -------------
     materials. To the extent Lessee requests any changes from these plans Lessor shall provide Lessee with a cost estimate for such work, and Lessee agrees to pay Lessor for these changes upon approval of such work. In addition to the work shown on the aforementioned plan, Lessor, at its sole expense, shall perform the following work:

     a. Recarpet the Premises with carpet of building standard quality. Lessee shall have the right to choose its color(s) from samples provided by Lessor.

     b. Remove all existing wallcovering, prime the walls for painting, then paint all walls with paint of building standard quality. Lessee shall have the right to select its color(s) from samples provided by Lessor.

     c. Repair or replace any damaged window treatments and stained or damaged ceiling tiles.

     d.   Refinish all existing doors.

     e. Install additional telephone and electric outlets as required by Lessee.

     f.   Install six (6) 220 volt outlets in the Stratus/Telephone Room.

     g. Perform any associated work to the electric, lighting, plumbing or HVAC systems necessitated by the reconfiguration of a portion of the Premises.

     h. Install a separate air conditioning unit in the Stratus and Porting Lab Rooms to provide 24 hours per day, 7 days a week cooling.

     i. Demise the two (2) rooms shown on the Plan as Future Office and Future File Room from the balance of the Premises.

Lessor hereby acknowledges that Lessee's desired occupancy date is August 1, 1996. Lessor and Lessee agree to use their best efforts to diligently expedite the completion of the improvements to the Premises in accordance with the following procedures in order to meet Lessee's desired occupancy date.

Within ten (10) days after full execution of this Lease, Lessor's architect shall prepare and deliver to Lessee three (3) complete sets of construction and architectural drawings in form required for obtaining a building permit.

Lessee shall notify Lessor in writing, within ten (10) days of receipt by Lessee of the construction and architectural drawings, of either its approval thereof, or of any and all changes to be made to said drawings.

In the event changes are required by Lessee, Lessor shall have five (5) days from the date of written receipt of such changes in which to revise the construction drawings. Such revisions shall then be presented to Lessee and Lessee shall have five (5) days to approve and accept such revisions and the complete revised set of construction drawings.

Promptly, upon receipt of Lessee's written authorization to proceed with the construction of the Premises, Landlord shall, through its general contractor, submit the construction drawings and make application to the proper governmental authority for a building permit. Within three (3) days following issuance of the building permit, Lessor, through its general contractor, shall commence the work and follow it diligently until completion. All such work shall be performed in a good, workmanlike manner using first-class materials and in compliance with all applicable laws and all lawful ordinances, regulations and orders of any governmental authority with jurisdiction.

Within thirty (30) days after issuance of a Certificate of Occupancy, or its equivalent, Tenant shall submit to Landlord a written list of "punch-list" items for correction or adjustment. Landlord shall use its best efforts to complete such punch-list within thirty (30) days of Tenant's written notification.

                                  EXHIBIT "D"

                                LAKE WYMAN PLAZA

                                 1996 BUDGETED

                               OPERATING EXPENSES

BUILDING OPERATING EXPENSES           BUDGET
---------------------------           ------

Administrative                         163,505
General Building                        92,473
Electrical                               5,480
Elevator                                22,960
HVAC                                    16,170
Insurance                               26,975
Janitorial                             135,305
Landscaping                             50,748
Management                             112,653
Parking Lot                              3,200
Plumbing                                 1,700
Security                                71,971
Taxes                                  286,221
Utilities                              275,400

     TOTAL OPERATING EXPENSES:      $1,264,761
                                    ==========



                  Building Rentable Area:  162,060 square feet

            1996 Budgeted Operating Expenses per Square Foot: $7.80

             Lessee's share of the Building's Rentable Area is 5.1%

                                  EXHIBIT "E"

     To Lease between BOCA CORNERS L.P., LTD., as Lessor, and TSI INTERNATIONAL
                                                              -----------------
SOFTWARE, LTD., as Lessee.
--------------

                             RULES AND REGULATIONS
                             ---------------------

1. The rights of Lessees in the entrances, corridors and elevators of the Building are limited to ingress to and egress from the Lessees' premises for the Lessees and their employees, licensees and invitees, and no Lessee shall use, or permit the use of, the entrances, corridors, or elevators for any other purpose. No Lessee shall invite to the Lessee's premises or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrance, corridors, elevators and other facilities of the Building by other lessees. No Lessee shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. The Lessor reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the Lessees, in such manner as it deems best for the benefit of the Lessees generally. Lessor is not responsible for any "down time" or other loss of service which may result from mechanical failure or maintenance activity.

2. The Lessor may refuse admission to the building, outside or ordinary business hours, to any person not having a pass or key issued by the Lessor or the Lessee whose premises are to be entered or not otherwise properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Lessor, be prejudicial to the safety, character, reputation and interests of the Building or of its Lessees may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Lessor may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the Lessees and protection of property in the Building. The Lessor may require any person leaving the Building with any package or other object to exhibit a pass from the Lessee from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Lessor for the protection of any Lessee against the removal of property from the premises of the Lessee.
     The Lessor shall in no way be liable for any Lessee for damages or loss arising from the admission, exclusion or ejection of any person to or from the Lessee's premises or the Building under the provisions of this rule. Canvassing, soliciting or peddling in the Building is prohibited and every Lessee shall cooperate to prevent the same.

3. Soliciting of goods and services in the Building is strictly prohibited. Lessees shall report any soliciting to the Lessor.

4. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other Lessees, caused by a Lessee or the employees, licensees or invitees of the Lessee, shall be paid by such Lessee.

5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any Lessee's premises, or at any point inside any Lessee's premises where the same might be visible outside of such premises, except that the name of the Lessee may be displayed on the entrance door of the Lessee's premises, and in the elevator lobbies of the floors which are occupied entirely by any Lessee, subject to the approval of the Lessor as to the size, color and style of such display. The inscription of the name of the Lessee on the door of the

     Lessee's premises shall be done by the Lessor at the expense of the Lessee. Listing of the name of the Lessee and on the directory board in the Building shall be done by the Lessor at its expense.

6. No awnings or other projections over or around the windows shall be installed by any Lessee, and only such window blinds or other window treatment visible from the windows, as are supplied or permitted by the Lessor shall be used in a Lessee's premises. Linoleum, tile or other floor covering shall be laid in a Lessee's premises only in a manner approved by the Lessor.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only during hours and in a manner approved by the Lessor. Arrangements will be made by the Lessor with any Lessee for moving large quantities of furniture and equipment into or out of the Building. Only service elevators designated by Lessor will be utilized for such activities. In particular, no freight, furniture, business equipment, merchandise or other bulky matter may be delivered to or removed from the premises without the express written
                                               ---------------------------
     consent of Lessor during the hours of 6:00 p.m. to 8:00 a.m., Monday
     -----------------
     through Friday, or any time on Saturday or Sunday.


8. No machines or mechanical equipment of any kind, other than typewriters and other ordinary business machines required by Lessee's normal business activity, including those machines and mechanical equipment to be placed in the Porting Lab and Stratus Room may be installed or operated in any Lessee's premises without Lessor's prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by the Lessor) shall any machines or mechanical equipment be so placed or operated as to disturb other Lessees; but machines and mechanical equipment which may be permitted to be installed and used in a Lessee's premises shall be so equipped, installed and maintained by such Lessee as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building.

9. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of the Lessor, might disturb other Lessees in the Building, shall be made or permitted by any Lessee, and no cooking (excluding a microwave oven) shall be done in the Lessee's premises, except as expressly approved by the Lessor. Nothing shall be done or permitted in any Lessee's premises, and nothing shall be brought into or kept in any Lessee's premises, which would impair or interfere with any of the Building services or the proper and economic cleaning or other servicing of the Building or the premises, nor shall there be installed by any Lessee any ventilating, air conditioning, electrical or other equipment of any kind, except in the Porting Lab and Stratus Rooms, which, in the judgment of the Lessor, might cause any such impairment or interference.
     No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any Lessee or with the permission of any Lessee. Any cuspidors or similar containers or receptacles used in any Lessee's premises shall be cared for and cleaned by and at the expense of the Lessee.

10. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any Lessee's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any Lessee's premises and no lock on any door therein shall be changed or altered in any respect. Additional keys for a Lessee's premises shall be procured only from the Lessor, which may make a reasonable charge therefor. Upon the termination of the Lessee's lease, all keys of the Lessee's premises shall be delivered to the Lessor.

12. All entrance doors in each Lessee's premises shall be left locked by the Lessee when the Lessee's premises are not in use. Entrance doors shall not be left open at any time. Lessor is not responsible for any loss or damage which may result as a consequence of the failure of Lessee to comply with the terms of this paragraph.

13. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

14. The Lessor reserves the right to rescind, alter, waive, or add to any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interest of the Lessees, and no alteration or waiver of any rule or regulation in favor of one Lessee shall operate as an alteration or waiver of any rule or regulation in favor of one Lessee shall operate as an alteration or waiver in favor of any other Lessee. The Lessee shall not be responsible to any Lessee for the non-observance or violation by any other Lessee of any of the rules and regulations at any time prescribed for the Building.

                                   EXHIBIT F
                                   ---------

                          Commencement Date Agreement

June 6, 1996

TSI International Software, Ltd.
2424 North Federal Highway
Suite 250
Boca Raton, Florida  33431

Re:       Lease Commencement Date Agreement - Exhibit "F"
          To the Lease Agreement dated July 1, 1996
                                       ------------
          between Boca Corners L.P., Ltd. and TSI International Software, Ltd.
                                              --------------------------------

Dear Sir:

Pursuant to Rider, Section #5, of the Lease Agreement dated   July 1, 1996
                                                              ------------
between Boca Corners L.P., Ltd. as Lessor, and TSI International Software, Ltd.,
                                               -------------------------------
as Lessee, for the Premises at 2424 North Federal Highway, Suite 250, Boca
                                                                 ---
Raton, Florida 33431 incorporating 8,265 rentable square feet, the Lease
                                   -----
Commencement Date is December 1, 1996, with a Lease Expiration Date of November
                     ----------------                                  --------
30, 2001.
--------

The Base Rental schedule due shall be as follows:

From - To                          Monthly Base Rental
---------                          -------------------

12/01/96 - 11/30/97                      $ 9,642.50
                                         ----------
12/01/97 - 11/30/98                      $10,028.20
                                         ----------
12/01/98 - 11/30/99                      $10,429.33
                                         ----------
12/01/99 - 11/30/00                      $10,846.50
                                         ----------
12/01/00 - 11/30/01                      $11,280.36
                                         ----------

In addition to the base rental, Lessee agrees to pay Lessor its pro rata share of the Building Expenses and all appropriate sales and other taxes as referred to in Paragraph 4 of the Lease Agreement.

The rental payments are due without deduction or set off, in advance on the first day of each month throughout the term of this Lease. The aforesaid payments of rent are to made to Lessor at:

                          Peterson Management Company
                             Post Office Box 102228
                          Atlanta, Georgia  30368-0228

Please acknowledge your acceptance of the above by signing below and returning this letter to me. We are pleased to have TSI INTERNATIONAL SOFTWARE, LTD. at Lake Wyman Plaza. If we can be of assistance, please do not hesitate to call.

Sincerely,

James D. Peterson
General Partner

Agreed to this 19 day of June    , 1996.
               --        --------

      /S/ Ira Gerard
   -----------------
   (Name)
   (Title) Vice President Finance & Admin, CFO